United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,660,923
Unrealized Gain (Loss) on Market Value of Futures	(7,987,432)
Unrealized Gain (Loss) on Foreign Currency Translations	4
Dividend Income	153
Interest Income	23,959
ETF Transaction Fees	3,150
Total Income (Loss)	$700,757

Expenses
Management Fees	$430,974
Brokerage Commissions	46,052
Professional Fees	45,803
Non-interested Directors' Fees and Expenses	8,275
Prepaid Insurance Expense	4,148
Total Expenses	$535,252
Net Income (Loss)	$165,505

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/14	$613,159,349
Additions (650,000 Shares)	39,159,012
Withdrawals (100,000 Shares)	(6,016,811)
Net Income (Loss)	165,505

Net Asset Value End of Month	$646,467,055
Net Asset Value Per Share (10,750,000 Shares)	$60.14

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(26,025)
Unrealized Gain (Loss) on Market Value of Futures	154,925
Interest Income	143
Total Income (Loss)	$129,043

Expenses
Professional Fees	$5,208
Management Fees	2,305
Brokerage Commissions	160
Non-interested Directors' Fees and Expenses	54
Prepaid Insurance Expense	18
Total Expenses	7,745
Expense Waiver	(4,676)
Net Expenses	$3,069
Net Income (Loss)	$125,974

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/14	$4,090,978
Net Income (Loss)	125,974

Net Asset Value End of Month	$4,216,952
Net Asset Value Per Share (200,000 Shares)	$21.08

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended May 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$70,530
Realized Trading Gain (Loss) on Foreign Currency Translations	(20)
Unrealized Gain (Loss) on Market Value of Futures	(176,449)
Unrealized Gain (Loss) on Foreign Currency Translations	1
Interest Income	97
Total Income (Loss)	$(105,841)

Expenses
Professional Fees	$1,860
Management Fees	1,458
Brokerage Commissions	246
Non-interested Directors' Fees and Expenses	34
Prepaid Insurance Expense	20
Total Expenses	3,618
Expense Waiver	(1,523)
Net Expenses	$2,095
Net Income (Loss)	$(107,936)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/14	$2,697,179
Net Income (Loss)	(107,936)

Net Asset Value End of Month	$2,589,243
Net Asset Value Per Share (100,000 Shares)	$25.89

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended May 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$14,516
Unrealized Gain (Loss) on Market Value of Futures	4,605
Interest Income	77
Total Income (Loss)	$19,198

Expenses
Professional Fees	$1,860
Management Fees	1,248
Brokerage Commissions	91
Non-interested Directors' Fees and Expenses	30
Prepaid Insurance Expense	20
Total Expenses	3,249
Expense Waiver	(1,572)
Net Expenses	$1,677
Net Income (Loss)	$17,521

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/14	$2,225,435
Net Income (Loss)	17,521

Net Asset Value End of Month	$2,242,956
Net Asset Value Per Share (100,000 Shares)	$22.43

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,719,944
Realized Trading Gain (Loss) on Foreign Currency Transactions	(20)
Unrealized Gain (Loss) on Market Value of Futures	(8,004,351)
Unrealized Gain (Loss) on Foreign Currency Translations	5
Dividend Income	153
Interest Income	24,276
ETF Transaction Fees	3,150
Total Income (Loss)	$743,157

Expenses
Management Fees	$435,985
Professional Fees	54,731
Brokerage Commissions	46,549
Non-interested Directors' Fees and Expenses	8,393
Prepaid Insurance Expense	4,206
Total Expenses	$549,864
Expense Waiver	(7,771)
Net Expenses	$542,093
Net Income (Loss)	$201,064

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/14	$622,172,941
Additions (650,000 Shares)	39,159,012
Withdrawals (100,000 Shares)	(6,016,811)
Net Income (Loss)	201,064

Net Asset Value End of Month	$655,516,206

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612